SOLE MARKETING AGENT AGREEMENT
GenuFood Energy Enzymes Corp, USA and Access Management Consulting and Marketing Pte Ltd Singapore

Marketing and Sourcing, Selection and Interviewing country sole distributor for marketing and distribution of Cellax and Anilax Products and special outlet country sole distributor for marketing and distribution of Medilax Product distributed by GenuFood Energy Enzymes Corp, USA

AMCM/GEEC/SOLEMARKETINGAGENTAGREEMENT20100921
9/21/2010

SOLE MARKETING AGENT AGREEMENT

THIS AGREEMENT is made and entered on the 21st day of September, 2010 BETWEEN GENUFOOD ENERGY ENZYMES CORP, a US domestic corporation duly incorporated under the laws of the State of Nevada, United States of America and having its registered office at Two Allen Center, 1200 Smith Street, Suite 1600, Houston, TX 77002, United State of America (hereinafter referred to as “the Enzymes Provider” or “the Company”) of one part AND ACCESS MANAGEMENT CONSULTING AND MARKETING PTE LTD, a limited exempt private company duly incorporated under the laws of the Republic of Singapore and having its registered office at Level 31, Six Battery Road #31-00, Singapore 049909 (hereinafter referred to as “the AGENT” OR “MARKETING AGENT”) of the other part.

RECITALS

WHEREAS, the Company is engaged in the distribution of enzymes products for human and animal consumption bearing three trade brand names “CELLAX”, “ANILAX” and “Medilax” in the United States of America (hereinafter referred to as “the Products” pursuant to clause 1.2 below).

WHEREAS, the Agent is a consulting and marketing company and is keen to represent the Company to market the Products to the world at large without boundaries (hereinafter referred to as “the Territory”).

AND WHEREAS the Company is desirous and wishes to utilise the services of the Agent and the Agent wishes to accept the appointment as the Sole Marketing Agent of the Company for mutual business benefits.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto hereby agree as follows:

1.      DEFINITIONS

         1.1.    When used in this Agreement, each of the following expressions shall have the meaning attributed to it below.

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         1.2.    “Products” means enzyme products for human and animal consumption in powder form and capsule provided and distributed by GenuFood Energy Enzymes Corp.  For the time being, the range of Products available for marketing is as follows:

                   Category A – Enzyme Products for Human Consumption

                   Item No.       Product Code            Product Name__

                   1.                  1101                          Cellax-NCE

                   2.                  1102                          Cellax-NCE Plus

                   3.                  1103                          Cellax-GFL

                   4.                  1104                          Cellax-GFL Plus

                   5.                  1105                          Cellax-TT

                   6.                  1106                          Cellax-TT Plus

                   7.                  1201                          Cellax-FG1

                   8.                  1202                          Cellax-SP

                   9.                  1203                          Cellax-E2AF

                   10.                1204                          Cellax-E

                   11.                1205                          Cellax-SNU

                   12.                1206                          Cellax-DG1

                   Category B – Enzyme Products for Animal Consumption

                   Item No.       Product Code            Product Name__

                   1.                  2101                          Anilax-Super

                   2.                  2201                          Anilax-SP3

                   3.                  2202                          Anilax-EPET

                   4.                  2203                          Anilax-SW1013

                   5.                  2204                          Anilax-SEB

                   6.                  2205                          Anilax-AFL2500

                   Category C – Special Outlet Enzyme Products for Human Consumption

                   Item No.       Product Code            Product Name__

                   1.                  3101                          Medilax

         1.3.    “Territory” shall mean the world at large without boundaries.

         1.4.    “Parties” shall mean the Company and the Agent collectively and Party shall mean either one of them as the case may be.

         1.5.    Headings in this Agreement are inserted only for reference and shall not affect the interpretation or construction of the substantive provisions hereof.

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2.      GRANT OF RIGHT AND UNDETAKINGS OF THE ENZYMES PROVIDER

         2.1.    The Company agrees to appoint the Agent to act as its Sole Marketing Agent for the marketing of the Products in the Territory and the Agent hereby accepts such appointment.

         2.2.    The Company hereby grants to the Agent, who accepts, for the terms of and subject to the provisions of this Agreement:

                   2.2.1.    the right in the Territory to market, promote and distribute the Products;

                   2.2.2.    the right in the Territory to represent the Company in the sourcing, selection and interviewing of potential country sole distributor each for the Products under Categories A and B and Category C - Special Outlet;

                   2.2.3.    the right to use the brochures, photographs, promotional materials, labels,

                                leaflets, advertisement materials and any other material attached and/or related to the Products (collectively referred to as “the Materials) whether or not such Materials have been provided by the Company; and

                   2.2.4.    the right to use the Materials for publicity, promotion and advertisement in website, homepage and internet established by and/or belonged to the Agent.

        2.3.    The Company shall at its own expense provide the Agent with its know-how, technical specification of the Products, description of the Products, standards, licenses, awards,

                  attending training programs, seminars, workshops, conferences and GEEC Enzyme

                  Club activities, the Materials and reasonable samples of the Products so as to enable the Agent to discharge its duties and obligations mentioned in clause 2.2. above and clause 3 below.

3.      THE AGENT’S DUTIES AND RESPONSIBILITIES

         3.1.    The Agent undertakes at its own expense to:

                   3.1.1.    work with reasonable diligence to source, select and interview potential distributors to become country sole distributor in each country in the Territory for each Category of the Products;

                   3.1.2.    employ suitable person(s) to discharge its duties and responsibilities;

                   3.1.3.    comply with such reasonable directions and instructions as may be given by the Company from time to time in respect of their marketing policy and country sole distributorship policy and to maintain public relation with the appointed country sole distributor, after such appointment is made;

                   3.1.4.    attend meetings with the Company from time to time as required during the continuance in force of this Agreement; and

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                   3.1.5.    at the request of the Company, participate in the formulation of marketing plan,

                                policy and to assist in the implementation of the same.

         3.2.    Submit quarterly progress report.

         3.3.    Maintain close rapport with the appointed country sole distributor(s).

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4.      AGENT COMMISSION AND PAYMENT TERMS

         4.1.    The Company shall pay the Agent a commission on each and every sales concluded between the Company and the appointed country sole distributor during continuance in force of this Agreement.

         4.2.    It is agreed by the Parties that the commission shall be twenty percent (20%) of the total value of the Products sold and invoiced by the Company to the appointed country sole distributor and every sales invoice issued by the Company to the Agent

                   (hereinafter collectively referred to as “the Documents”).  These Documents can either dispatch by post to the Agent at the address above written or by electronic mail.

         4.3.    It is also agreed by the Parties that:

                   4.3.1.    the Company shall calculate the commission payable to the Agent against each and every sales invoice issued by the Company and to remit the calculated commission on or before third day of each month in respect of the previous month commission.  For example, if the total calculated commission due to the Agent for the month of August, 2010 comes to USD10,000.00 the

                                Company has to remit this USD10,000.00 commission to the Agent on or before 3rd of September, 2010.

                   4.3.2.    the Company shall wire or telegraphic transfer such amount of commission to the Agent’s bank account details of which is as follows:

                                Bank’s name        :  Standard Chartered Bank

                                Bank’s address    :  6 Battery Road

                                                                Singapore 049909

                                Account Number  :  0170248402

5.      DURATION

         5.1.    This Agreement shall become effective on the date first written above and shall continue for five (5) years with option to renew for another five (5) years.  The option to renew is at the first discretion of the Agent.

         5.2.    A three (3) month advance written notice is required if the Agent has no intention to renew this Agreement.

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         5.3.    All notices should be sent to the address above written or by electronic mail.  Details of electronic mail address of the Parties is as follows:

                   The Company’s electronic mail address:  salesadmin@geecenzymes.com

                   The Agent’s electronic mail address :  pmarketing@afscapitalmarkets.com  OR

                                                                                vtotwnosl@seed.net.tw

         5.4.    If there is a change in the postal address and/or the electronic mail address, the changed Party shall forthwith notify the other Party by a two week advance written notice specifying the change.

6.      TERMINATION

         6.1.    The Company may terminate this Agreement immediately in the event either of the following events take occur:

                   6.1.1.    The Agent commits a breach of any provision herein and such breach is not remedied within sixty (60) days after receiving notice from the Company to rectify same; or

                   6.1.2.    The Agent ceased to function as a business concern or become unable to pay its debts as they become due.

         6.2.    Notwithstanding any of the aforesaid under this Agreement, either Party may terminate this Agreement by giving written notice thereof to the other Party if any of the following events should occur:

                   6.2.1.    either Party goes into liquidation proceedings whether compulsory or voluntary for any reason whatsoever; or

                   6.2.2.    a receiver is appointed to administer and manage whole or any part of either

                                Party’s assets;

                   6.2.3.    either Party makes an assignment for the benefit of its creditors or admits in writing its inability to pay its debts when they become due; or

                   6.2.4.    any proceedings are commenced against either Party seeking liquidation,

                                dissolution or similar relief under any applicable statue, law or regulation and such proceedings are not discharged or discontinued within ninety (90) days after such commencement; or

                   6.2.5.    three (3) months advance written notice is required for early termination of this

                                Agreement with reasons to be given by the Party who wants to have early termination.

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7.      CONSEQUENCES OF TERMINATION

         7.1.    After termination or early termination of this Agreement, the Agent shall remain entitled to all commissions  calculated on all purchase orders issued by the appointed country sole distributor(s) whether or not the Company has delivered or partial delivery of the Products or undelivered of the Products at the time of termination.  The

                   Company shall be bound to pay such commission to the Agent.

         7.2.    On expiration or early termination of this Agreement, for any reason, the following shall apply:

                   7.2.1.    The Agent shall return all the Materials belonging to the Company at the

                                Company’s expense;

                   7.2.2.    The Company shall purchase or pay for the marketing and promotional materials belonging to the Agent, if Company wishes to have such materials but the decision to sell such materials to the Company is at the sole discretion of the Agent.

         7.3.    Actions carried out by the Parties after termination of this Agreement shall not be interpreted or treated as renewal of this Agreement.

         7.4.    The Agent shall have no claim whatsoever with regards to compensation due to the lawful termination or expiration of this Agreement provided always that the commission due to the Agent must be fully settled and paid by the Company.

         7.5.    Early termination without a good and acceptable reason may render the injured Party to claim damages.

8.      RELATIONSHIP OF PARTIES

         8.1.    Nothing herein shall be construed as creating a partnership or agency between the

                   Parties, and either Party shall be authorised to represent or bind the other Party to any third party.

9.      ASSIGNMENT

         9.1.    Neither Party shall assign, transfer, and/or convey this Agreement, or any part hereof,

                   without the prior written consent of the other.

10.    NOTICES

         10.1.  Unless otherwise expressly provided, all notices, requests, demands, consent or other communications required or permitted under this Agreement shall be in writing and shall be sent by prepaid delivery, registered post, or by fax, and shall be deemed delivered:

                   (i)    when received in case of delivery by personal service; or

                   (ii)    upon actual receipt in the case of posting by mail; or

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                   (iii)   when receipt of transmission is acknowledged or within twenty four (24) hours after transmission to the correct fax number, whichever is earlier, in case of delivery by fax; or

                   (iv)   when receipt of transmission is acknowledged by electronic mail transmission or if there is no acknowledgement by return mail transmission, such electronic mail transmission is deemed to have received after twenty-four (24) after transmission with a telephone confirmation.

        10.2.    The facsimile transmission numbers of the Parties are as follows:

                    The Company’s fax number is +1 713 353 4601

                    The Agent’s fax number is +65 6550 9783

        10.3.    The telephone numbers of the Parties are as follows:

                    The Company’s telephone number is +1 713 353 8834

                    The Agent’s telephone number is +65 6550 9782 and +886 988 781 484

11.    MISCELLANEOUS

         11.1.  No part of this Agreement may be varied, modified or otherwise changed except by mutual agreement of the Parties in writing.

         11.2.  The failure of either Party to enforce at anytime or for any period any one or more of the terms or conditions of this Agreement shall not be a waiver of them or of the right at any time subsequently to enforce all terms and conditions of this Agreement.

         11.3.  This Agreement supersedes any prior negotiations, agreements and commitments on the subject matter hereof between the Parties, whether written or oral, and such prior negotiations, assignments and commitments are cancelled upon the signing of this

                   Agreement.

         11.4.  If any provision of this Agreement is found to be invalid, unlawful, or unenforceable, the remainder of this Agreement, to the extent enforceable, shall be valid.

         11.5.  This Agreement has been made in the English language.

12.    APPLICABLE LAW

         12.1.  This Agreement shall be construed according to the laws of the United States of

                    America.

         12.2.   The Parties agree that the venue for all legal proceedings in connection with this

                    Agreement shall be any court in the United States of America.

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13.    LEGAL FEES AND COST OF PREPARING THIS AGREEMENT

         13.1.    The cost of preparing this Agreement has been paid by the Company.

         13.2.    The Agent shall at its own expense pay legal fees for engagement of a legal advisor to peruse this Agreement and to obtain legal advise thereof.

IN WITNESS WHEREOF the Parties have hereunto executed this Agreement on the day and year first above written.

Signed by                                                                                                                                                                                  GenuFood Energy Enzymes Corp

THE  COMPANY

in the presence of:

                                                                                                                                                        /s/ Chen I Jen

Name: HSU CHEN WEN                                                                                                                                                                       CHEN I JEN @ IAN CHEN

                                                                                                                                                                                                                              Director

Taiwan Passport No.: 132821330

_____________________________

             signature of witness

Signed by                                                                                                                                                                 Access Management Consulting and Marketing Pte Ltd

THE AGENT

in the presence of:

                                                                                                                                                                              /s/ Lin Yi Lung

Name: FANG CHU AO                                                                                                                                                                         LIN YI LUNG @ OLIVER LIN

                                                                                                                                                                                                                       Managing Director

Taiwan Passport No.: 212179397

____________________________

             signature of witness

AMCM/GEEC/SOLEMARKETINGAGENT AGREEMENT 20100921

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